Restrictions on Cash and Due from Banks	12 Months Ended
Dec. 31, 2015
Restrictions on Cash and Due from Banks

Note 12. Restrictions on Cash and Due from Banks

The Board of Governors of the Federal Reserve System (the “Federal Reserve”) requires banks to maintain cash reserves against certain categories of deposit liabilities. At both December 31, 2015 and 2014, the aggregate amount of daily average required reserves for the final weekly reporting period was $25 thousand.